EXHIBIT 32


CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of Capitol Communities Corporation (the "Company") on Form 10-QSB for the period ended June 30, 2003, as filled with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael
G. Todd, Chief Executive Officer of the Company,  certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that based on my knowledge:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 19, 2003                           /s/  Michael G. Todd
                                                     -----------------------
                                                     Michael G. Todd
                                                     Chief Executive Officer

A signed original of this written statement required by Section 906 is retained by Capitol Communities Corporation and will be furnished to the Securities and Exchange Commission upon request.

EXHIBIT 32

CERTIFICATION OF TREASURER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Capitol Communities Corporation (the "Company") on Form 10-QSB for the period ended June 30, 2003, as filled with the Securities and Exchange Commission on the date hereof (the "Report"), I, Ashley
B. Bloom, Treasurer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that based on my knowledge:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: August 19, 2003                          /s/  Ashley B. Bloom
                                                    ---------------
                                                    Ashley B. Bloom
                                                    Treasurer


A signed original of this written statement required by Section 906 is retained by Capitol Communities Corporation and will be furnished to the Securities and Exchange Commission upon request.